UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

CompoSecure, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39687	85-2749902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 Pierce Street Somerset, New Jersey	08873
(Address of Principal Executive Offices)	(Zip Code)

(908) 518-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, par value $0.0001 per share	CMPO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2026, CompoSecure, Inc. (the “Company”) announced the appointment of Graham Robinson to serve as the President and Chief Executive Officer of the CompoSecure business, which is operated through the Company’s indirect, wholly owned subsidiary, CompoSecure, L.L.C. (“CompoSecure LLC”), effective January 22, 2026. In this role, Mr. Robinson will serve as the strategic leader of the Company’s CompoSecure business. The Company also announced the departure of Jonathan C. Wilk as the Chief Executive Officer and principal executive officer of the Company and from the Company’s board of directors (the “Board”), effective January 21, 2026.

Mr. Robinson’s career spans 30 years across the technology and industrial sectors, including at multiple world-class public companies. He brings deep commercial, operational, and financial experience, including a strong background in M&A. Most recently, Mr. Robinson served as Operating Executive for The Carlyle Group, a global investment firm, in the global industrial sector, from 2025, and served as SVP & Global President of the Industrial business of Stanley Black & Decker (NYSE: SWK), a global industrial company, from 2020 to 2025. Mr. Robinson previously served in several leadership positions of increasing responsibility at Honeywell International (NASDAQ: HON), a multinational conglomerate, including President of Honeywell Industrial Safety and Honeywell Sensing & IoT businesses, from 2013 to 2020. Mr. Robinson began his career in the technology sector garnering experience with Samsung Electronics, a multinational technology conglomerate, and Micron Technologies, a global semiconductor manufacturer, and from 2021 to 2025, served on the Board of Directors of Northrop Grumman (NYSE: NOC), a leading global aerospace and defense technology company. Mr. Robinson holds a Master's degree in Finance and Strategic Management from The Wharton School of Business, a Master's degree in Electrical Engineering from Cornell University, and a Bachelor of Science degree in Electrical Engineering from the Polytechnic Institute of NYC.

In connection with his departure, Mr. Wilk has entered into a Transition and Consulting Agreement, dated January 16, 2026 (the “Transition Date”), regarding the same to ensure an orderly transition. Provided Mr. Wilk remains in service of the Company through January 1, 2027, he will receive a fee of $750,000, payable through January 1, 2027, and will remain eligible to receive an incentive payment for 2025, in an amount depending on actual Company performance. In addition, he will also remain eligible for vesting of restricted stock units and performance-based restricted stock units that are scheduled to vest on January 1, 2027 and will receive an additional $750,000 cash payment, payable at the same time that the Company pays incentive bonuses to its executives in 2027. From the period commencing on the Transition Date through the second anniversary thereof, Mr. Wilk will be eligible to continue medical coverage for himself and his dependents through the Consolidated Omnibus Reconciliation Act of 1985 (“COBRA”) at the Company’s expense. Mr. Wilk will also remain subject to restrictive covenants and provide the Company with a general release of claims. The foregoing description of the Transition and Consulting Agreement does not purport to be complete, and is qualified in its entirety the full text of the Transition and Consulting Agreement, a copy of which is expected to be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

In connection with this leadership transition, Thomas R. Knott, who serves as the Company’s Chief Investment Officer, a member of the Board and the Chief Executive Officer of Resolute Holdings Management, Inc., the manager of CompoSecure LLC’s direct parent, CompoSecure Holdings, L.L.C. (“Resolute Holdings”), has been designated by the Board to serve as the Company’s principal executive officer, effective January 22, 2026. The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to Mr. Knott is set forth in the sections titled “Proposal 1: The Director Election Proposal” and “Certain Relationships and Related Party Transactions” of the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2025, each of which is incorporated herein by reference. There will not be any changes to Mr. Knott’s compensation arrangements in connection with his appointment.

Additionally, the Board designated Kurt Schoen, who serves as Chief Financial Officer of Resolute Holdings, to serve as the Company’s principal financial officer and principal accounting officer, effective January 22, 2026. Mary O. Holt, the Chief Financial Officer of the Company, will cease to serve in these roles and will continue to serve as the Chief Financial Officer of CompoSecure LLC, and in this capacity, will be responsible for the financial oversight of the CompoSecure business. Biographical information about Mr. Schoen, including the information required by Items 401(b), (d) and (e) of Regulation S-K, is set forth in the section titled “Executive Officers” of Resolute Holdings’ Definitive Proxy Statement filed with the SEC on April 18, 2025, and information regarding Mr. Schoen’s compensation and the information required by Item 404(a) of Regulation S-K are set forth in the sections titled “Executive Compensation” and “Certain Relationships and Related Party Transactions”, respectively, of such filing, each of which sections is incorporated herein by reference. Mr. Schoen will not receive any additional compensation in connection with his appointments at CompoSecure.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 16, 2026, the Board approved amendments to the Company’s Third Amended and Restated By-Laws (as amended, the “Bylaws”) to reflect the previously announced renaming of the Company to GPGI, Inc., which will become effective on January 22, 2026, and to make certain administrative revisions in connection with the executive transitions described in Item 5.02 above.

This summary of the Bylaws is qualified in its entirety to the full text of the Bylaws, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 21, 2026, the Company issued a press release announcing, among other things, the executive transitions described herein. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein

The information contained in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws

99.1	Press Release, dated January 21, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 21, 2026

COMPOSECURE, INC.

By:	/s/ Thomas R. Knott
Name:	Thomas R. Knott
Title:	Chief Investment Officer

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